                                                                   EXHIBIT 99.16

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD          16
SERVICER REPORT DATE: 12-Feb-01                    BEGINNING:           1-Jan-01
DISTRIBUTION DATE:    15-Feb-01                    ENDING:             31-Jan-01

                      ORIG PRINCIPAL      BEG PRINCIPAL       PRINCIPAL         INTEREST            TOTAL          END PRINCIPAL
                         BALANCE             BALANCE         DISTRIBUTION    DISTRIBUTION (*)    DISTRIBUTION         BALANCE
   -------------------------------------------------------------------------------------------------------------------------------
   CLASS A-1 NOTES   $ 125,000,000.00   $           0.00                 -   $           0.00                 -   $           0.00
   CLASS A-2 NOTES   $ 314,000,000.00   $  98,163,293.17   $ 21,361,027.37   $     534,989.95     21,896,017.32   $  76,802,265.80
   CLASS A-3 NOTES   $ 196,000,000.00   $ 196,000,000.00   $          0.00   $   1,102,500.00      1,102,500.00   $ 196,000,000.00
   CLASS A-4 NOTES   $ 151,800,000.00   $ 151,800,000.00   $          0.00   $     877,910.00        877,910.00   $ 151,800,000.00
   -------------------------------------------------------------------------------------------------------------------------------
     NOTE TOTALS     $ 786,800,000.00   $ 445,963,293.17   $ 21,361,027.37   $   2,515,399.95   $ 23,876,427.32   $ 424,602,265.80
   -------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                        PRINCIPAL           INTEREST        END PRINCIPAL
                       DISTRIBUTION       DISTRIBUTION         BALANCE
   -----------------------------------------------------------------------
   CLASS A-1 NOTES                  -                  -                 -
   CLASS A-2 NOTES        68.02874959         1.70378964      244.59320318
   CLASS A-3 NOTES                  -         5.62500000    1,000.00000000
   CLASS A-4 NOTES                  -         5.78333333    1,000.00000000
   -----------------------------------------------------------------------
     NOTE TOTALS          68.02874959        13.11212298    2,244.59320318
   -----------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

SERVICER RPT DATE: 12-Feb-01                       COLLECTION PERIOD          16
DISTRIBUTION DATE: 15-Feb-01                       BEGINNING:           1-Jan-01
                                                   ENDING:             31-Jan-01

       I. NOTE DISTRIBUTABLE AMOUNTS

                                                                                   Prin              Int               Total
                          Principal          Interest           Total         (per$1000/orig)   (per$1000/orig)   (per$1000/orig)
                      ------------------------------------------------------------------------------------------------------------
        CLASS A-1     $              -   $             -   $              -   $             -   $             -   $              -
        CLASS A-2     $  21,361,027.37   $    534,989.95   $  21,896,017.32   $   68.02874959   $    1.70378964   $    69.73253923
        CLASS A-3     $              -   $  1,102,500.00   $   1,102,500.00   $             -   $    5.62500000   $     5.62500000
        CLASS A-4     $              -   $    877,910.00   $     877,910.00   $             -   $    5.78333333   $     5.78333333
                      ------------------------------------------------------------------------------------------------------------
          TOTAL       $  21,361,027.37   $  2,515,399.95   $  23,876,427.32   $   68.02874959   $   13.11212298   $    81.14087256

      II. Pool Balance at the end of the Collection Period                                                      $   432,548,476.50

     III. Insurance Premium                                                                                     $        72,536.00

      IV. Spread Account Balance
                        (A) Balance after Deposits/Withdrawals for prior Distribution Date                      $    13,617,285.12
                        (B) Balance after Deposits/Withdrawals for current Distribution Date                    $    14,457,269.23

       V. Spread Account Required Amount                                                                        $    12,976,454.29

      VI. Spread Account Withdrawals
                        (A) Withdrawal to make required payments under 4.03                                     $                0
                        (B) Withdrawal to reimburse Preference Amounts (to Insurer)                             $                0

     VII. Servicing Fee                                                                                                 378,257.92

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $                0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $                0

       X. Available Funds                                                                                       $    25,108,711.62

      XI. Insured Payment (if any)                                                                              $                0

     XII. NOTE PRINCIPAL AND INTEREST CARRYOVER SHORTFALLS

                                          Note Principal             Note Interest
                                        Carryover Shortfall       Carryover Shortfall                  Total
                                    ------------------------------------------------------------------------------------
                        CLASS A-1               $        0.00             $        0.00                       $     0.00
                        CLASS A-2               $        0.00             $        0.00                       $     0.00
                        CLASS A-3               $        0.00             $        0.00                       $     0.00
                        CLASS A-4               $        0.00             $        0.00                       $     0.00
                                    ------------------------------------------------------------------------------------
                          TOTAL                 $        0.00             $        0.00                       $     0.00

    XIII. CHANGE IN NOTE PRINCIPAL AND INTEREST CARRYOVER SHORTFALLS FROM PRIOR PERIOD

                                    Current Distribution Date   Prior Distribution Date
                                          Note Principal             Note Principal               Change in Note
                                       Carryover Shortfall        Carryover Shortfall      Principal Carryover Shortfall
                                    ------------------------------------------------------------------------------------
                        CLASS A-1             $          0.00            $           0.00             $             0.00
                        CLASS A-2             $          0.00            $           0.00             $             0.00
                        CLASS A-3             $          0.00            $           0.00             $             0.00
                        CLASS A-4             $          0.00            $           0.00             $             0.00
                                    ------------------------------------------------------------------------------------
                          TOTAL               $          0.00            $           0.00             $             0.00

                                    Prior Distribution Date   Current Distribution Date
                                         Note Interest             Note Interest                Change in Note
                                      Carryover Shortfall       Carryover Shortfall       Interest Carryover Shortfall
                                    ----------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

SERVICER RPT DATE: 12-Feb-01                       COLLECTION PERIOD          16
DISTRIBUTION DATE: 15-Feb-01                       BEGINNING:           1-Jan-01
                                                   ENDING:             31-Jan-01

                        CLASS A-1            $         0.00           $            0.00           $               0.00
                        CLASS A-2            $         0.00           $            0.00           $               0.00
                        CLASS A-3            $         0.00           $            0.00           $               0.00
                        CLASS A-4            $         0.00           $            0.00           $               0.00
                                    ----------------------------------------------------------------------------------
                          TOTAL              $         0.00           $            0.00           $               0.00

      IX. Delinquency Ratio

                A. Delinquency Statistics

                           Days                                      Outstanding                    Past Due
                        Delinquent             Units                  Principal                      Amount
                        ----------------------------------------------------------------------------------------------
                         31 - 60                       1003               10,838,008.51                     677,935.51
                         61 - 90                        166                1,720,639.62                     154,128.31
                         91 - 120                        32                  344,638.15                      41,040.84
                           121+                          11                   69,253.18                      19,408.32
                        ----------------------------------------------------------------------------------------------
                          TOTAL                       1,212               12,972,539.46                     892,512.98

                B. Delinquency Percentage

                   (1) Outstanding Principal Balance for Delinquency => 30Days                       $   12,972,539.46
                   (2) Pool Principal Balance Beginning of Collection Period                         $  453,909,503.87
                   (3) Delinquency Percentage (Line 1/Line 2)                                                     2.86%

                                                                                            Units        Principal
                                                                                            -----    -----------------
       X. Principal Balance of repossessed Financed Vehicles                                  236    $    2,097,527.36

      XI. Liquidation Proceeds received for Defaulted Contracts                                      $    1,028,839.71

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Feb-01                       COLLECTION PERIOD          16
DISTRIBUTION DATE: 15-Feb-01                       BEGINNING:           1-Jan-01
                                                   ENDING:             31-Jan-01

I. POOL BALANCE CALCULATION:

A.      Original Pool Balance                                                                                       794,746,210.70

B.      Beginning of Period Outstanding Pool Balance                                                                453,909,503.87

C.      Monthly Principal Amounts

        (1)     Monthly Scheduled Payments                                                                           12,141,674.99
        (2)     Full Prepayments (excluding Purchased Receivables)                                                    7,320,972.36
        (3)     Receivables becoming Liquidated Receivables during period                                             1,908,276.45
        (4)     Receivables becoming Purchased Receivables during period                                                         -
        (5)     Other Receivables adjustments                                                                            (9,896.43)

        Total Monthly Principal Amounts                                                                              21,361,027.37

D.      Total Monthly Payments allocable to Interest                                                                  4,612,320.01

E.      End of period Outstanding Pool Balance                                                                      432,548,476.50

F.      Pool Factor                                                                                                       0.544260

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                             Class A-1         Class A-2           Class A-3          Class A-4
                                                            ------------   -----------------   ----------------     --------------
A.      Beginning of period Outstanding Principal Balance              -       98,163,293.17     196,000,000.00     151,800,000.00

B.      Noteholders' Principal Distributable Amount                    -       21,361,027.37               0.00               0.00
C.      Noteholders' Interest Distributable Amount                     -          534,989.95       1,102,500.00         877,910.00
                                                            ----------------------------------------------------------------------
D.      Note Distributable Amount                                      -       21,896,017.32       1,102,500.00         877,910.00
E.      Note Principal Carryover Shortfall                             0                   0                  0                  0
F.      Note Interest Carryover Shortfall                              0                   0                  0                  0
G.      Insured Payment                                                0                   0                  0                  0

H.      End of period Outstanding Principal Balance                    -       76,802,265.80     196,000,000.00     151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

        A.      Available Funds in Collection Account:

                        (1)     Monthly Scheduled Payments on Receivables during period
                                 (including partial prepays)
                                    (a) Principal                                                                    12,141,674.99
                                    (b) Interest                                                                      4,454,444.30
                        (2)     Full Prepayments collected during period
                                    (a) Principal                                                                     6,865,113.45
                                    (b) Interest                                                                         68,663.52
                        (3)     Net Liquidation Proceeds collected during period                                      1,018,713.52
                        (4)     Net Insurance Proceeds collected during period
                                    (a) Principal                                                                       455,858.91
                                    (b) Interest                                                                          7,468.26
                        (5)     Purchase Amounts deposited in Collection Account                                                 0
                        (6)     Investment Earnings - Collection Account                                                 96,774.67

                        Total Available Funds in Collection Account                                                  25,108,711.62

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Feb-01                       COLLECTION PERIOD          16
DISTRIBUTION DATE: 15-Feb-01                       BEGINNING:           1-Jan-01
                                                   ENDING:             31-Jan-01

        B.      Available Funds in Payment Account:

                        (1) Available Funds transferred from Collection Account                                   $  25,108,711.62
                        (2) Amount withdrawn from Spread Account and deposited to Payment Account                 $              -
                        (3) Insured Payment deposited to Payment Account                                          $              -

                        Total Available Funds in Payment Account                                                  $  25,108,711.62

        C.      Distributions from Payment Account:

                        (1) Monthly Servicing Fee                                                                       378,257.92
                        (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                             0
                        (3) Owner Trustee Fees (if paid from Available Funds)                                                    0
                        (4) Indenture Trustee Fees (if paid from Available Funds)                                                0
                        (5) Insurance Premium                                                                            72,536.00
                        (6) Note Interest Distributable Amount
                                (a)     Class A - 1                                                                              -
                                (b)     Class A - 2                                                                     534,989.95
                                (c)     Class A - 3                                                                   1,102,500.00
                                (d)     Class A - 4                                                                     877,910.00
                        (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                                (a)     Class A - 1                                                                              0
                                (b)     Class A - 2                                                                              0
                                (c)     Class A - 3                                                                              0
                                (d)     Class A - 4                                                                              0
                        (8) Note Principal Distributable Amount
                                (a)     Class A - 1                                                                              -
                                (b)     Class A - 2                                                                  21,361,027.37
                                (c)     Class A - 3                                                                              -
                                (d)     Class A - 4                                                                              -
                        (9) Reimbursement Amounts Owing to Insurer                                                               0
                        (10) Spread Account Deposit (to increase to Required Amount)                                    781,490.38
                        (11) Indenture or Owner Trustee Fees (not paid under C)                                                  0
                        (12) Re-Liening Expenses                                                                                 0
                              (To the extent not paid by Servicer)
                        (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                 0
                        (14) After Servicer Default, remaining Available Funds deposited                                         0
                              in Note Distribution Account

                        Total Distributions                                                                          25,108,711.62

        D.      Excess Available Funds (or shortfall)                                                                            -

        E.      Remaining Available Funds to holder of Residual Interest Certificate                                             0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                   A. Available Funds Transferred from Collection Account to Payment Account                      $  25,108,711.62
                   B. Distributions required under 4.03 (a)(i) through (vii)                                      $  24,327,221.24
                   C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                         0
                   D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                             0

V. SPREAD ACCOUNT BALANCE

                   A. Spread Account Balance After Deposit/Disbursements
                        (1) Beginning Spread Account Balance                                                      $  13,617,285.12
                        (2) Investment Income Deposited to Spread Account                                         $      58,493.73
                        (3) Withdrawal to make required payments under 4.03                                                      0
                        (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                              0

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Feb-01                       COLLECTION PERIOD          16
DISTRIBUTION DATE: 15-Feb-01                       BEGINNING:           1-Jan-01
                                                   ENDING:             31-Jan-01

                        (5) Deposit to Spread Account after Disbursements                                         $     781,490.38
                        (6) Spread Account Balance after Deposit/Disbursments                                     $  14,457,269.23

                   B. Spread Account Required Amount                                                              $  12,976,454.29
                        (1) 3% of Pool Balance                                                                    $  12,976,454.29
                        But in no event less than the lesser of (a) or (b)
                                (a) .5% of Original Pool Balance                                                  $   3,973,731.05
                                (b) Outstanding Principal Amount of All Notes                                     $ 424,602,265.80

                   C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                          0

                   D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                      1,480,814.93

VI. INSURED PAYMENTS

                   A. Available Funds Transferred from Collection Account to Payment Account                      $  25,108,711.62
                   B. Available Funds Transferred from Spread Account to Payment Account                          $              0
                   C. Note Interest Distributable Amount                                                              2,515,399.95
                   D. Guaranteed Note Principal Amount                                                            $              0
                   E. Deficiency Amount                                                                           $              -
                       (Min:(Lines A+B-C-D) and $0.00)                                                            $              0
                   F. Preference Amount                                                                           $              0
                   G. Insured Payment (lines E+F)                                                                 $              0

                               Note Principal               Note Interest
                          Carryover Shortfall         Carryover Shortfall                           Total
        CLASS A-1   $                    0.00   $                    0.00   $                        0.00
        CLASS A-2   $                    0.00   $                    0.00   $                        0.00
        CLASS A-3   $                    0.00   $                    0.00   $                        0.00
        CLASS A-4   $                    0.00   $                    0.00   $                        0.00
        -------------------------------------------------------------------------------------------------
          TOTAL     $                    0.00   $                    0.00   $                        0.00

                    Current Distribution Date    Prior Distribution Date
                          Note Principal              Note Principal               Change in Note
                       Carryover Shortfall         Carryover Shortfall      Principal Carryover Shortfall
        CLASS A-1   $                    0.00   $                    0.00   $                        0.00
        CLASS A-2   $                    0.00   $                    0.00   $                        0.00
        CLASS A-3   $                    0.00   $                    0.00   $                        0.00
        CLASS A-4   $                    0.00   $                    0.00   $                        0.00
        -------------------------------------------------------------------------------------------------
          TOTAL     $                    0.00   $                    0.00   $                        0.00

                    Current Distribution Date    Prior Distribution Date
                         Note Interest                Note Interest               Change in Note
                      Carryover Shortfall          Carryover Shortfall      Interest Carryover Shortfall
        CLASS A-1   $                    0.00   $                    0.00   $                        0.00
        CLASS A-2   $                    0.00   $                    0.00   $                        0.00
        CLASS A-3   $                    0.00   $                    0.00   $                        0.00
        CLASS A-4   $                    0.00   $                    0.00   $                        0.00
        -------------------------------------------------------------------------------------------------
          TOTAL     $                    0.00   $                    0.00   $                        0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                            $   6,052,298.87

VIII. DELINQUENCY RATIO

                A. Delinquency Statistics

            Days                                       Outstanding                    Past Due
         Delinquent            Units                    Principal                      Amount
        -------------------------------------------------------------------------------------------------
          31 - 60                        1003   $           10,838,008.51   $                  677,935.51
          61 - 90                         166   $            1,720,639.62   $                  154,128.31
          91 - 120                         32   $              344,638.15   $                   41,040.84
            121+                           11   $               69,253.18   $                   19,408.32
        -------------------------------------------------------------------------------------------------
          TOTAL                         1,212               12,972,539.46                      892,512.98

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Feb-01                       COLLECTION PERIOD          16
DISTRIBUTION DATE: 15-Feb-01                       BEGINNING:           1-Jan-01
                                                   ENDING:             31-Jan-01

                B. Delinquency Percentage

                   (1) Outstanding Principal Balance for Delinquency => 30Days                                    $  12,972,539.46
                   (2) Pool Principal Balance Beginning of Collection Period                                      $ 453,909,503.87
                   (3) Delinquency Percentage (Line 1/Line 2)                                                                 2.86%

IX. CUMULATIVE NET LOSS RATIO

                        (1)   Principal Balance of Defaulted Contracts in current Collection Period               $   1,908,276.45
                        (2)   Cumulative Defaulted Contracts Including
                               Defaulted Contracts in current Collection Period                                   $  22,556,110.80
                        (3)   Net Liquidation Proceeds collected during current Collection Period                 $   1,018,713.52
                        (4)   Cumulative Net Liquidation Proceeds Including
                               Net Liquidation Proceeds in current Collection Period                              $  11,898,896.97
                        (5)   Original Pool Balance                                                               $ 794,746,210.70
                        (6)   Cumulative Net Loss Rate (2) minus (4) divided by (5)                                          1.341%

X. REPOSSESSED INVENTORY

                                                                                                     Units           Principal
                                                                                                     -----        ----------------
                        A. Principal Balance of repossessed Financed Vehicles (beg.)                   216            2,050,793.37
                        B. Repossessed Financed Vehicles (Principal)                                              $   1,955,010.44
                        C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                 $   1,028,839.71
                        D. Realized losses on sale of repossessed Financed Vehicles (Principal)                   $     879,436.74
                                                                                                     -----        ----------------
                        E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)         236        $   2,097,527.36

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of February, 2001


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Signatory